UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2008

Autodesk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway

San Rafael, California 94903

(Address of principal executive offices, including zip code)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Autodesk, Inc. (the “Company”) anticipates borrowing up to $210,000,000 on its credit facility under that certain Credit Agreement (the “Credit Agreement”) with Citibank, N.A. (“Citibank”), as agent and the lenders party to the Credit Agreement, to pay for certain shares of outstanding capital stock of Moldflow Corporation (“Moldflow”) in connection with the Company’s acquisition of Moldflow. On June 13, 2008, the Company borrowed $110,000,000 of such $210,000,000 amount.

A description of the Credit Agreement is contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 23, 2007, which Item 1.01 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Equity Incentive Deferral Plan

On June 12, 2008, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company adopted the Equity Incentive Deferral Plan, which, among other things, permits certain officers, including executive officers, of the Company to elect to defer and convert up to 50% of their bonus earned under the Company’s Executive Incentive Plan into restricted stock units granted under the Company’s 2008 Employee Stock Plan.

The foregoing is qualified in its entirety by reference to the Equity Incentive Deferral Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forms of Restricted Stock Unit Agreement

On June 12, 2007, the Committee approved forms of Restricted Stock Unit Agreements (the “RSU Agreements”) to be issued under the Company’s 2008 Employee Stock Plan.

The foregoing is qualified in its entirety by reference to the forms of RSU Agreements, copies of which are attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendments to 2000 Directors’ Option Plan

In March 2008, the Board adopted, subject to stockholder approval for certain provisions, amendments to the Company’s 2000 Directors’ Option Plan (the “2000 Directors’ Plan”). At the Annual Meeting of Stockholders of the Company held on June 12, 2008 (the “Annual Meeting”), the Company’s stockholders approved the amended and restated 2000 Directors’ Plan. The primary amendments to the 2000 Directors’ Plan are to (1) increase the number of shares reserved for issuance thereunder by 600,000 shares and (2) address certain potential tax consequences under Section 409A of the Internal Revenue Code of 1986.

The foregoing is qualified in its entirety by reference to the 2000 Directors’ Plan, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 12, 2008, the Board amended Article III, Section 3.2 of the Company’s Bylaws to change the number of directors from twelve (12) to ten (10). The Bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description

3.1	Bylaws, as amended.

10.1	Equity Incentive Deferral Plan.

10.2	Forms of Restricted Stock Unit Agreements.

10.3	2000 Directors’ Option Plan, as amended.

99.1	Description of Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/S/ RICHARD M. FOEHR
Richard M. Foehr
Vice President, Assistant General Counsel

Date: June 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws, as amended.

10.1	Equity Incentive Deferral Plan.

10.2	Forms of Restricted Stock Unit Agreements.

10.3	2000 Directors’ Option Plan, as amended.

99.1	Description of Credit Agreement.